                                                                EXHIBIT 4.1

                          INCORPORATED UNDER THE LAWS
                COMMON    OF THE STATE OF DELAWARE      COMMON
                 STOCK                                   STOCK


                              INDUSTRI-MATEMATIK


                              INDUSTRI-MATEMATIK
                              INTERNATIONAL CORP.

THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
IN BOSTON,MA OR NEW YORK,NY                      CUSIP 455792 10 1

This Certifies that

is the owner of

 FULLY PAID AND NON-ASSESSABLE SHARES, $.01 PAR VALUE, OF THE COMMON STOCK OF

INDUSTRI-MATEMATIK INTERNATIONAL CORP. transferable only upon the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are issued under and subject to the laws of the State of Delaware and to the Restated Certificate of Incorporation and By-Laws of the Corporation as from time to time amended.
        This certificate is not valid until countersigned and registered by the transfer agent and Registrar.
        IN WITNESS WHEREOF, INDUSTRI-MATEMATIK INTERNATIONAL CORP. has caused its FACSIMILE corporate seal and the facsimile signatures of its duly authorized officers to be hereunto affixed.

        Dated:


                                   [CORPORATE SEAL
      [SIGNATURE APPEARS HERE]      APPEARS HERE]    [SIGNATURE APPEARS HERE]
        VICE PRESIDENT, FINANCE
CHIEF FINANCIAL OFFICER AND SECRETARY      PRESIDENT AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
  THE FIRST NATIONAL BANK OF BOSTON
               TRANSFER AGENT AND REGISTRAR


BY   [SIGNATURE APPEARS HERE]


                      AUTHORIZED SIGNATURE


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                     INDUSTRI-MATEMATIK INTERNATIONAL CORP.

  The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Corporation or the Transfer Agent.

  The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common
 TEN ENT - as tenants by the entireties
 JT TEN  - as joint tenants with right
           of survivorship and not as
           tenants in common

UNIF GIFT MIN ACT  -- ....................... Custodian........................
                              (Cust)                           (Minor)

                      under Uniform Gifts to Minors
                      Act ...........................................
                                         (State)


   Additional abbreviations may also be used though not in the above list.

For value received, ______________________________ hereby sell, assign and transfer unto
  PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE




- --------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                                                                     Shares
- ---------------------------------------------------------------------

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________________________  Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated, _________________________________________




                       --------------------------------------------------------
                       NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.





SIGNATURE(S) GUARANTEED:
                        --------------------------------------------------------
                        THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



 AMERICAN BANK NOTE COMPANY    JULY 12, 1996 dw
 3504 ATLANTIC AVENUE
 SUITE 12
 LONG BEACH, CA 90807          045176bk
 (310) 989-2333
 (FAX)  (310) 426-7450  Proof _____       REV 1